MANAGERS TRUST I

MANAGERS FREMONT MICRO-CAP FUND

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

Supplement dated December 8, 2009

to the Statement of Additional Information dated March 1, 2009, as supplemented March 4, 2009,

March 23, 2009, July 1, 2009, August 31, 2009, September 15, 2009 and September 28, 2009

(supplanting the supplement dated December 7, 2009)

The following information supplements and supersedes any information to the contrary relating to Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund (each a “Micro-Cap Fund,” and collectively the “Micro-Cap Funds”), each a series of Managers Trust I (the “Trust”), contained in the Micro-Cap Funds’ Statement of Additional Information dated and supplemented as noted above (the “SAI”).

At an in-person meeting held on December 3-4, 2009, the Trust’s Board of Trustees approved the hiring and appointment of Voyageur Asset Management Inc. (“Voyageur”) as a new subadvisor to the Micro-Cap Funds effective December 7, 2009. Therefore, effective December 7, 2009, all references to the Subadvisors to the Micro-Cap Funds shall now refer to Next Century Growth Investors LLC (“Next Century”), Lord, Abbett & Co. LLC (“Lord Abbett”), WEDGE Capital Management L.L.P. (“WEDGE Capital”), and Voyageur. Also effective December 7, 2009, Managers Investment Group LLC (“Managers”), in its capacity as investment manager to the Micro-Cap Funds, will no longer exercise day-to-day management over the purchase and sale of investments for the portion of the Fund that was previously managed by OFI Institutional Asset Management, Inc. (“OFII”) prior to the termination of OFII as a subadvisor to the Micro-Cap Funds on August 31, 2009, and Managers will terminate its consulting arrangement with AlphaOne Investment Services, LLC “(AlphaOne”) described in the Supplement to the Prospectus dated August 31, 2009. Therefore, effective December 7, 2009, the Subadvisors will be entirely responsible for day-to-day portfolio management of each Micro-Cap Fund each managing a portion of each Micro-Cap Fund’s portfolio.

On December 31, 2009, Voyageur will officially change its name to RBC Global Asset Management (U.S.) Inc.

In addition to the changes described above, the Trust’s Board of Trustees also approved a name change for each Micro-Cap Fund. Effective January 1, 2010, the Managers Fremont Micro-Cap Fund will change its name to the Managers Micro-Cap Fund and the Managers Fremont Institutional Micro-Cap Fund will change its name to the Managers Institutional Micro-Cap Fund.

Effective December 7, 2009, the SAI is hereby amended as follows:

All disclosure references to Managers managing a portion of the Micro-Cap Funds and AlphaOne as a consultant to Managers shall be deleted, and all references to the Subadvisors to the Micro-Cap Funds in the SAI shall now refer to Next Century, Lord Abbett, WEDGE Capital, and Voyageur. Additionally, the disclosure in the section titled “Portfolio Managers of the Funds – Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund,” on page fifty-six of the SAI is hereby supplemented with the following information with respect to Voyageur (the information regarding Next Century, Lord Abbett and WEDGE Capital is not replaced), and the information relating to Managers under “Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund” contained in the Supplement to the SAI dated August 31, 2009 is hereby deleted from the SAI.

Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund

Subadvisor: Voyageur Asset Management Inc. (“Voyageur”)

Voyageur has served as a Subadvisor to each Fund since December 7, 2009. Voyageur is a wholly-owned subsidiary of RBC Capital Markets Holdings (USA) Inc., which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). Lance F. James and George Prince are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of each Fund managed by Voyageur. Mr. James is the lead portfolio manager of the Fund.

Other Accounts Managed by the Portfolio Manager (information as of October 31, 2009)

Portfolio Manager: Lance F. James

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	3	$360.58	None	$0
Other Pooled Investment Vehicles	0	None	None	$0
Other Accounts	10	$155.63	None	$0

Portfolio Manager: George Prince

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	1	$146.86	None	$0
Other Pooled Investment Vehicles	0	None	None	$0
Other Accounts	2	$11.49	None	$0

Potential Material Conflicts of Interest

A portfolio manager’s compensation package may give rise to potential conflicts of interest. The management of multiple funds and accounts may give rise to potential conflicts of interest, for example, if the funds and accounts have different objectives, benchmarks, investment horizons and fees, or if they have overlapping objectives, benchmarks and time horizons. A portfolio manager may be required to allocate time and investment ideas across multiple funds and accounts. Each adviser has adopted policies and procedures designed to address these potential conflicts, including trade allocation policies and codes of ethics.

Portfolio Manager Compensation (information as of October 30, 2009)

The following portfolio manager compensation information is presented as of October 30, 2009.

Voyageur Asset Management Overall Compensation Philosophy

Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan. Voyageur calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all employees are determined by two factors: the firm’s financial performance and individual performance. All portfolio managers, analysts and traders for both the equity and fixed income groups are compensated in the same manner for all accounts, whether they are mutual funds, separately managed accounts or pooled products.

Voyageur’s Long-Term Incentive Plan covers key executives performing services for the Micro-Cap Funds and other subadvised funds. The value of performance units issued under the plan is tied to the operating results of RBC. This plan serves as a proxy for ownership benefits. The investment professionals do not participate in this plan. They participate in separate incentive plans covering portfolio managers, analysts, and traders that provide them with a share of the operating profits generated by their division above a predetermined hurdle. These plans also serve as a proxy for ownership benefits and have recently been affirmed by the teams as part of the basis for their long-term employment contracts.

Equity Teams

Voyageur calibrates salary by position and performance, and gears them to be competitive in the market. Investment performance bonuses are based on the performance of the team and individual and are intended to ensure that compensation motivation is aligned with client interests. These bonuses are typically based on the performance of the individual and team relative to appropriate benchmarks over one and three year periods. These benchmarks and/or peer groups are the Russell 2000 Index and Lipper Small Cap Core manager peer group for accounts managed in the small cap core value style. Finally, each team also participates in a transparent profit sharing arrangement which is intended to provide an equity-like participation in the long-term success of their business. Voyageur maintains employment contracts with key investment professionals.

Portfolio Managers’ Ownership of Fund Shares (information as of October 31, 2009)

Mr. James: None

Mr. Prince: None

In addition, Appendix B of the SAI is hereby amended by deleting the reference to Managers’ proxy voting guidelines contained in the Supplement to the SAI dated August 31, 2009 and by adding the following information under the heading “Managers Fremont Micro-Cap Fund and Managers Fremont Institutional Micro-Cap Fund”:

Voyageur Asset Management Inc. (“Voyageur”)

A copy of Voyageur’s proxy voting guidelines is attached as Appendix K.

The attachment to this Supplement titled “Voyageur Asset Management Inc. – Statement of Policy and Procedures for Proxy Voting” is hereby added as Appendix K of the SAI in replacement of Appendix K – Managers Investment Group LLC – Proxy Voting contained in the Supplement to the SAI dated August 31, 2009.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Appendix K

Voyageur Asset Management Inc.

Statement of Policy and Procedures for Proxy Voting

Voyageur Asset Management Inc.

Policies and Procedures with Respect to the Voting of Proxies

General

These policies and procedures describe the manner in which Voyageur discharges its obligations to clients with respect to the voting of clients’ proxies.

These policies and procedures have been designed to ensure that Voyageur:

(a)	is acting with the appropriate level of care, skill, prudence and diligence; and

(b)	votes the proxies of its clients solely in their long-term best interests or, in the case of ERISA plans and public pension plans, in the long-term interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them.

Responsibility to Vote Proxies

Tamarack Funds

Although Voyageur acts as investment adviser to the Tamarack Funds (the “Funds”), it has not been granted discretion with respect to the voting of proxies on behalf of the Funds.

The Tamarack Funds Trust has adopted separate proxy voting policies that delegate the responsibility for voting proxies to Wells Fargo Bank, N.A., the Funds’ custodian, subject to oversight by the Funds’ Board of Trustees.

Accordingly, Voyageur does not vote proxies on behalf of the Funds, nor does it oversee voting of the Funds’ proxies by Wells Fargo.

“Wrap” Programs

Voyageur acts as a sub-advisor to a number of sponsors of “wrap” account programs.

Voyageur only votes proxies on behalf of “wrap” accounts where either the program sponsor or the underlying client has specifically authorized it to do so.

Institutional Accounts

General

Where Voyageur has been engaged by an institutional client and provided with full discretion over the client’s assets, Voyageur votes proxies on behalf of the client unless the client has specifically instructed Voyageur not to do so, has reserved voting authority for itself or has delegated voting authority to a third party.

ERISA Accounts

Voyageur recognizes that, as an investment manager appointed to manage the accounts of ERISA plans, the United States Department of Labor takes the position that Voyageur has an obligation to vote proxies where (a) the client has specifically directed it to do so or (b) the client has not specifically directed it to do so, but also has not specifically precluded it from doing so.

Accordingly, ERISA accounts which wish to retain responsibility for proxy voting or to assign that responsibility to a different investment manager or proxy voting service must either indicate in their investment management agreement or investment policy statement that Voyageur is not responsible for voting proxies or otherwise indicate in writing to Voyageur that it is precluded from voting proxies.

Engagement of Proxy Research and Voting Services

Taft-Hartley Research Service

Voyageur has engaged Taft-Hartley Research Service (T-HRS), a division of Institutional Shareholder Services Inc. (ISS Inc.), as its primary proxy research and voting service. T-HRS’ analysis of proxy issues and the matters it takes into consideration in making voting recommendations are consistent with Voyageur’s belief that proxies should be voted in shareholders’ long-term interests.

Voyageur has satisfied itself that T-HRS has implemented adequate policies and procedures, including information barriers, to ensure that its staff involved in the preparation of proxy research and recommendations are independent of the clients for whom its sister division, ISS Corporate Services, provides corporate governance advice and services and can make recommendations for voting proxies in an impartial manner and in the best interests of Voyageur’s clients.

The engagement of T-HRS is not intended to be a delegation of Voyageur’s proxy voting responsibilities and does not relieve Voyageur of its fiduciary obligations to clients with respect to the voting of proxies. Accordingly, Voyageur retains the right to vote clients’ proxies in a manner that is different from what T-HRS recommends, where Voyageur believes that to do so would be in the client’s best interests and is not contrary to the terms of the investment management agreement.

Other Proxy Voting Services

When directed by a client to do so, Voyageur will engage on behalf of that client the basic proxy research and voting services of ISS, ISS’ Social Investment Research Service division (SIRS) or any other proxy research and voting service.

Where a client, including an ERISA client, has directed Voyageur to use a proxy voting service other than T-HRS, Voyageur will exercise no discretion to vote the client’s proxies in a manner different from what has been recommended by the client’s proxy voting service.

Proxy Committee

Voyageur’s Proxy Committee (the “Committee”) includes at least one equity portfolio manager, the Director of Client Services, the Director of Operations, the Chief Compliance Officer and such other Voyageur staff involved in the proxy voting process, as the other members of the Committee deem necessary or desirable. The Committee shall meet on an as needed basis to provide oversight and supervision of the proxy voting process, but shall meet at least annually. Minutes of the Committee meetings shall be recorded.

The Proxy Committee is responsible for establishing, monitoring and reviewing Voyageur’s policies and guidelines with respect proxy voting, but does not generally consider the manner in which specific proxies are or have been voted. The Proxy Committee shall consider Voyageur’s fiduciary responsibility to all clients when addressing proxy issues.

Oversight of T-HRS

The Proxy Committee will review the proxy voting policies and guidelines of T-HRS at least annually in order to satisfy itself that those guidelines and policies continue to reflect what Voyageur believes to be in the best interests of its clients and are consistent with Voyageur’s proxy voting guidelines, set out below. The Proxy Committee will also conduct an annual review of T-HRS’s specific voting recommendations for the previous year in order to satisfy itself that the recommendations are consistent with T-HRS’s written policies and guidelines.

The Director of Client Services and the Chief Compliance Officer (or any other members of the Committee) will conduct an annual review of T-HRS’s policies regarding the management of T-HRS conflicts of interest, which may include a meeting or telephone interview with appropriate staff of T-HRS or ISS. The results of this review will be recorded and presented to the other members of the Committee.

Although Voyageur will normally accept T-HRS’s recommendations and vote clients’ proxies without any additional review or analysis, the Proxy Committee may, from time to time, direct that T-HRS’s recommendations with respect to particular types of proxy issues be reviewed on a case-by-case basis (a “Reviewable Issue”) by one or more of its members prior to submitting Voyageur’s voting instructions. The results of any such review will be recorded and presented to the Committee.

No Oversight of other Proxy Voting Services

Voyageur does not conduct reviews of the proxy voting policies and guidelines of ISS, SIRS or any other proxy voting service which it engages upon the direction of a client. Voyageur therefore will vote client securities in accordance with those services’ specific recommendations without any additional review or analysis.

Disclosure

Voyageur’s Form ADV Part II summarizes these proxy voting policies and procedures and provides contact information for obtaining copies of them.

Upon request, Voyageur will disclose to its clients how their proxies have been voted. All requests for information will be documented indicating the name of the requestor, the date of the request and the date the information was sent.

Voyageur provides each ERISA client for which it votes proxies a summary of the client’s proxy votes at least annually.

Procedural Issues

Setting an Account up for Voting

Upon entering into an agreement with a new client, Voyageur will determine whether proxy voting services are requested by the client and, if so, whether the client wishes to rely on Voyageur’s use of T-HRS or wishes to engage another proxy voting service. If a client has adopted and provided to Voyageur its own proxy voting policy, Voyageur will review the client’s policy solely for the purposes of identifying to the client any significant differences from this policy.

The information is then recorded and a letter of instruction sent to the custodian to alert them of the address to send any paper ballots received on the client’s behalf. A copy of the same letter is then sent to T-HRS (or the proxy service selected by the client) for set-up on their systems.

With respect to wrap accounts, Voyageur relies solely on wrap program sponsors to add new accounts or to remove terminated accounts from T-HRS’ records.

Receipt of Meeting Notices

Voyageur relies on ISS Inc.’s voting agent services to notify it of upcoming shareholder meetings of companies whose shares are held in Voyageur client accounts. Voyageur uses this service for all client accounts, regardless of whether the account’s securities are voted in reliance on the T-HRS, general ISS or SIRS proxy research.

ISS Inc.’s voting agent service tracks and reconciles Voyageur client holdings against incoming proxy ballots. If ballots do not arrive on time, ISS Inc. will obtain them from the appropriate custodian or proxy distribution agent.

ISS Inc. maintains a web-based application, through which it updates meeting and record date information daily. ISS Inc. also maintains copies of all proxy statements.

Vote Execution

The Proxy Committee will identify a Voyageur employee to act as Proxy Administrator. The Proxy Committee will also identify a Voyageur employee to act as the alternate Proxy Administrator.

The Proxy Administrator will be responsible for ensuring that Voyageur receives and submits proxy ballots on behalf of all clients. The Proxy Administrator will use ISS Inc.’s web-based system to identify newly announced meetings and to determine whether any meeting will include a vote on a matter that the Proxy Committee has identified as a Reviewable Issue (as defined, above, in the section entitled “Proxy Committee – Oversight of T-HRS”). If there is no Reviewable Issue on the meeting agenda, the Proxy Administrator will use the web-based system to submit voting instructions electronically, consistent with T-HRS’s voting recommendations.

If a Reviewable Issue is on the meeting agenda, the Proxy Administrator will obtain a copy of T-HRS’s detailed research and provide it to the appropriate members of the Proxy Committee for their consideration, together with an indication of the date and time by which they must reply to the Proxy Administrator if they wish to vote differently than recommended by T-HRS. If the reviewing members of the Proxy Committee do not provide the Proxy Administrator with alternative voting instructions by the date indicated, the Proxy Administrator will submit voting instructions consistent with T-HRS’s recommendations.

With respect to clients who have elected to use the general ISS or SIRS proxy research services, the Proxy Administrator will ensure that voting instructions are submitted consistent with the voting recommendations made by ISS or SIRS without any additional review or analysis.

Recordkeeping

Voyageur, in concert with T-HRS (or any other proxy voting service engaged on behalf of a client), will ensure that all voting records, research analysis, client requests and other information shall be maintained in accordance with applicable books and records rules and regulations and in a manner that enables Voyageur to satisfy client requests for information under Rule 206(4)-6 under the Investment Advisers Act and under applicable ERISA provisions.

Proxy Voting Guidelines

Voyageur will not generally engage in conduct that involves an attempt to change or influence the control of a public company. Voyageur will not announce its voting intentions and the reasons therefore. Voyageur will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

The following guidelines reflect Voyageur’s approach with respect to certain issues that commonly arise on proxies. These guidelines are not intended to be an exhaustive list of the types of matters on which Voyageur may vote clients’ securities, nor is it an exhaustive description of the factors that may be considered when voting on these matters.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:

•	Lack of independence of the full board and key board committees (fully independent audit, compensation and nominating committees);

•	Diversity of board;

•	Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);

•	Failure of the board to properly respond to majority votes on shareholder proposals;

•	Poor long-term corporate performance record relative to peer index and S&P 500 when necessary and in exceptional or tie-breaking circumstances

Votes on individual director nominees are always made on a case-by-case basis. Specific withhold votes from individual director nominees can be triggered by one or more of the following nine factors:

•	Lack of a board that is at least two-thirds (67 percent) independent – i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;

•	Attendance of director nominees at board meetings of less than 75 percent in one year without a valid reason or explanation;

•	Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

•	Failure to establish any key board committees (i.e. audit, compensation, or nominating);

•	Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;

•	Chapter 7 bankruptcy, SEC violations, and criminal investigations by the Department of Justice and/or other federal agencies;

•	Interlocking directorships;

•	Performance of compensation committee members related to the approval of egregious executive compensation (both cash and equity awards);

•	Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot.

Classified Boards

A classified board is a board that is divided into separate classes, with directors serving overlapping terms. Under this system, only one class of nominees comes to a shareholder vote at each annual meeting, which means that shareholders only have the opportunity to vote on any one director once every three years.

Voyageur believes that an annually elected board provides the best governance system for accountability to shareholders. Accordingly, Voyageur will generally vote AGAINST classified boards when the issue comes up for vote.

Independent Chair

Voyageur believes that shareholder interests are generally not well served when the Chief Executive Officer of a public company reports to a Board of Directors of which he or she is also the Chair. Voyageur generally takes the view that once a company reaches a point of maturity, the positions of Chair of the Board of Directors and Chief Executive Officer should be separated. Even in circumstances that may justify an exception to this general rule, Voyageur believes that a person should only serve as joint Chair and CEO on a temporary basis. Accordingly, Voyageur will generally:

•	WITHHOLD votes from any non-independent director who serves as board chair;

•	WITHHOLD votes from a CEO who is also serving in the role of chair at the same company;

•	Support shareholder proposals calling for the separation of the CEO and chair positions;

•	Support shareholder proposals calling for a non-executive director to serve as chair who is not a former CEO or senior-level executive of the company.

Director Independence

Voyageur believes that shareholder interests are best served by a board of directors that is independent of company management. Accordingly, Voyageur will vote proxies in a manner designed to encourage board independence. Independence is evaluated based on a number of facts, which may include: employment by the company or an affiliate in an executive capacity, past or current employment by a firm that is one of the company’s paid advisors or consultants; personal services contracts with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company’s chair or CEO is also a board member. In voting for the election of directors, Voyageur will generally:

•	WITHHOLD votes from non-independent board members where the board is not at least two-thirds (67 percent) independent;

•	Consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders and, therefore, not independent;

•	Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;

•	Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Auditors

Although U.S. companies are not legally required to have the appointment of auditors ratified by shareholders, Voyageur believes that auditor ratification is an important element of sound and transparent corporate governance and is an important mechanism for ensuring the integrity of the auditor’s work. Voyageur also believes that consideration of an audit firm’s independence is an important element of the ratification consideration, particularly as measured by the relative proportions of audit fees and non-audit fees it earns from the company. Accordingly, Voyageur will generally:

•

Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (74 percent) the amount paid for consulting, unless (i) an auditor has a financial interest in or association with the company and is therefore not independent; or (ii) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;

•	WITHHOLD votes from board nominees who are Audit Committee members in cases where consulting fees exceed audit fees;

•	WITHHOLD votes from board nominees who are Audit Committee members when audit ratification is not included on the proxy ballot

Voyageur will also generally support proposals to ensure auditor independence through mandatory auditor rotation and through shareholder proposals seeking to prohibit companies from obtaining consulting services from their auditors.

Poison Pills

Voyageur will generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Voyageur will review on case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Voyageur will vote on mergers and acquisition on a case-by-case basis. The analysis will take into consideration all aspects of the proposed deal, including:

•	Impact of the merger or acquisition on shareholder value;

•	Perspective of ownership (target vs. acquirer) in the deal;

•	Form and mix of payment (i.e. stock, cash, debt, etc.)

•	Fundamental value drivers behind the deal;

•	Anticipated financial and operating benefits realizable through combined synergies;

•	Offer price (cost vs. premium)

•	Change-in-control payments to executive officers;

•	Financial viability of the combined companies as a single entity;

•	Changes in corporate governance and their impact on shareholder rights;

•	Legal or environmental liability risks associated with the target firm

•	Impact on community stakeholders and employees in both workforces

•	Affect of the merger on employee benefits such as pensions and healthcare

Reincorporation Proposals

Proposals to change a company’s state of incorporation will be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including any resulting corporate governance changes that may negatively affect U.S. shareholders, potential tax benefits and any prospects of reputational harm and potential damage to brand name through increased media coverage of corporate expatriation.

Voyageur will generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state of jurisdiction.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. However, Voyageur will generally vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent, unless a clear need for the excess shares is presented by the company.

Dual-class Stock

Voyageur will generally vote FOR resolutions seeking to maintain or convert to a “one share/one vote” capital structure.

Voyageur will generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Executive and Director Compensation

Voyageur believes that executives should be compensated at a reasonable rate and in a manner which is strongly correlated to the company’s performance.

Because compensation packages often contain multiple elements and can be very complicated, executive and director compensation plans will be evaluated on a case-by-case basis, taking into consideration such matters as dilution, market value of stock-based compensation, stock option expensing, executive concentration ratio and pay-for-performance metrics.

Employee Stock Purchase Plans

Voyageur will generally vote FOR resolutions to implement an employee stock purchase plan or to increase the authorized shares for existing plans, except in cases when the number of shares allocated to the plan is deemed to be excessive (i.e. generally greater than five percent of outstanding shares).

Shareholder Proposals on Compensation

Voyageur will review on a case-by-case basis all shareholder proposals that seek to limit executive and director pay, including proposals that seek to link executive compensation to customer, employee or stakeholder satisfaction.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Voting with respect to social, workplace, environmental and other proposals will take the following factors into consideration:

•	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

•	Percentage of sales, assets and earnings affected;

•	Degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

•	Whether the issues presented should be dealt with through government or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

•	Whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	What its industry peers have done in response to the issue;

•	Whether the proposal itself is well framed and reasonable;

•	Whether implementation of the proposal would achieve the objectives sought in the proposal;

•	Whether the subject of the proposal is best left to the discretion of the board.